UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): October 14, 2008

                                    CDEX INC.
             (Exact name of registrant as specified in its charter)

         Nevada                       000-49845              52-2336836
         ------                       ---------              ----------
(State or other jurisdiction of       (Commission            (I.R.S. Employer
incorporation or organization)        File Number)           Identification No.)

       4555 South Palo Verde, Suite 123
                Tucson, Arizona                             85714
                ---------------                             -----
       (Address of principal executive offices)             (Zip Code)

                                 (520) 745-5172
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On October 14, 2008, CDEX announced the introduction of its latest product, the ID2 Narcolyzer at the COPSWEST Trade Show and Conference, recently held in Ontario, California The Narcolyzer is an economical, table-top device which employs the same technology used in the CDEX ValiMed CCT system, currently installed at hospitals around the world. The ID2 Narcolyzer identifies illegal drugs within seconds using CDEX's patented enhanced photoemission spectroscopy. The unit currently identifies methamphetamine, cocaine, and heroin, and additional substances will be added based on market demand.


Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number            Title of Document
------            -----------------
99.1              Press Release, dated October 14, 2008




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CDEX INC.

Date: October 17, 2008               By:      /s/ Malcolm H. Philips, Jr.
                                              ---------------------------
                                              Malcolm H. Philips, Jr., President